CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Net income for the year	$ 18,652	$ 10,515	$ 11,828
Other comprehensive income:
Increase (decrease) in fair market value of derivatives (Note 12)	(1,718)	92	851
Total comprehensive income for the year	$ 16,934	$ 10,607	$ 12,679